ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

ANNUAL REPORT
JUNE 30, 1997

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS              ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

August 5, 1997

Dear Shareholder:

The U.S. bond market posted modest gains through the first half of 1997. After trading lower during the first quarter on fears that too-strong growth would ignite inflation, the market rebounded in the second quarter. Data released during the quarter indicating that the economy had slowed from its unsustainable first quarter pace and inflation remained dormant helped ease investor concerns and pushed the market higher. Interest rates, which peaked in late spring following the Federal Reserve's decision to raise the Fed Funds rate, ended the period lower on all maturities.

Among the investment grade sectors, mortgage-backed securities were the best performing sector, followed by corporates, asset-backed and government securities. Outside the U.S., continued low worldwide inflation helped emerging markets to continue their strong performance. In many developed markets, however, low inflation was offset by improving growth prospects.

INVESTMENT RESULTS
The following table shows the Corporate Bond Portfolio's investment results over the six and twelve month periods ended June 30, 1997. Also shown for comparison are the total returns for the U.S. bond market, represented by the unmanaged Lehman Brothers (LB) Aggregate Bond Index, and for the average of the Lipper universe of BBB-Rated Corporate Debt Funds. These funds have similar investment objectives to your Fund, though some funds included in the average may have somewhat different investment policies.


INVESTMENT RESULTS*
Period Ended June 30, 1997
                                                     TOTAL RETURNS
                                              6 MONTHS           12 MONTHS
                                             ----------         -----------
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
   Class A                                      5.84%              16.59%
   Class B                                      5.49%              15.80%
   Class C                                      5.49%              15.80%

LEHMAN BROTHERS AGGREGATE BOND INDEX            3.09%               8.15%

LIPPER CORPORATE DEBT FUNDS BBB-RATED AVERAGE   3.16%               8.85%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF JUNE 30, 1997. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. ALL RETURNS INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD.

   THE LEHMAN BROTHERS (LB) AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT REFLECT FEES AND EXPENSES. THE LIPPER CORPORATE DEBT FUNDS BBB-RATED AVERAGE MEASURES THE PERFORMANCE OF 100 MUTUAL FUNDS WITH GENERALLY SIMILAR INVESTMENT OBJECTIVES.

   ADDITIONAL INVESTMENT RESULTS CAN BE FOUND ON PAGE 4.


We are pleased to report that over the past six and twelve month periods, your Fund outperformed both its benchmark and its Lipper universe of similarly managed funds. The Fund's strong performance over the most recent period can be traced to solid returns in the corporate bond sector. Corporate bond yield spreads narrowed significantly over the past six months as investor demand for these securities increased, driving bond prices higher. Performance was particularly strong for longer duration securities, such as those held in your Fund, where the benefits of falling interest rates during the period were magnified. Continued strong performance in the emerging market bond sector, which constitutes 44.30% of your Fund's portfolio as of June 30, 1997, also contributed positively to portfolio performance.


1



ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

As you can see from the chart below, Alliance Bond Fund, Corporate Bond Portfolio has performed extrememly well in the Lipper universe over the past 10 years, with number one rankings in the 1 year and 10 year categories for the period ended June 30, 1997. Lipper rankings are based on total returns at net asset value, without the imposition of the maximum 4.25% sales charge, which would reduce total return figures.


LIPPER RANKINGS
Period Ended June 30, 1997

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

    1 YEAR     3 YEARS     5 YEARS    10 YEARS
  ---------   --------    --------    --------
  #1 of 112   #3 of 68    #2 of 34    #1 of 20
    funds       funds       funds       funds


ECONOMIC REVIEW
The U.S. economy continued its strong performance in early 1997, led by continued strength in the labor market. The unemployment rate dropped to 20 year lows and wages continued to climb. In response to the continued economic strength and what were viewed as mounting inflationary pressures, the Federal Reserve Bank raised short-term interest rates in March. Overall, economic growth, as measured by Gross Domestic Product (GDP), which had risen to an annual rate of 3.8% at the end of 1996, further accelerated to 4.9% during the first quarter of 1997.

More recent data confirms that the economy slowed sharply during the second quarter, led by a decline in consumer spending. Retail sales of merchandise declined 3.8% in the second quarter while real construction spending fell 2.0% in April-May. The production side of the economy experienced a more muted slowdown: manufacturing output growth slowed to 4.4% (from 5.3% in the first quarter) and total hours worked increased by only 1.9% (versus 4.1% in the first quarter). However, labor market strength continued unabated in the second quarter as non-farm payroll growth rose to 237,000 new jobs per month from first quarter's average of 228,000 per month. Overall, GDP growth slowed to 2.2% for the quarter.

In spite of an increase in wage pressures, inflation remained very well-behaved during the first half of 1997. Consumer prices increased at a 1.4% annual rate in the first six months of the year and are up 2.3% from the same period last year. Meanwhile, producer prices dropped for six months in a row through June and are down 0.1% on a year-over-year basis.

The emerging market economies, benefiting from generally stable or falling worldwide interest rates, moved into their second year of healthy growth and low inflation. With sustained strength in export markets, the benefits of reform have begun to penetrate deeper into the emerging market economies. Declining unemployment has relieved some political pressures and strengthened commitment to the ongoing process of reform and revitalization.

INVESTMENT OUTLOOK
We expect U.S. economic activity to accelerate somewhat in the third quarter. Consumer confidence has reached new highs, real income is growing solidly and the labor market remains strong, with unemployment at 5.0%. We expect this reacceleration to be moderate, with economic growth averaging 3.0% to 3.5% for 1997. With multi-quarter growth trending above the level historically considered to be non-inflationary, Federal Reserve policy makers will continue to closely monitor inflationary pressures with a bias towards increasing rates at the first sign of economic overheating.

Although domestic corporate bond yields remain at historically narrow levels, we expect to continue to find opportunities in the corporate debt sector. Stabilizing interest rates and moderating economic growth will produce an attractive environment for yield-oriented securities and should support higher prices for these securities over the near-term.

Given our expectations for relatively stable growth, inflation and monetary policy worldwide, the emerging markets should provide investment opportunities as the process of reform and integration continues. However, the generic risk premiums for these countries are more rationally aligned with economic fundamentals than they have been for some time and caution is warranted. We believe that country selection will be more critical than in the last several quarters.


2



ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

Thank you for your continued interest and investment in Alliance Corporate Bond Portfolio. We look forward to reporting its progress to you in the coming months.
Sincerely,


John D. Carifa
Chairman and President


Wayne D. Lyski
Senior Vice President



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3



INVESTMENT OBJECTIVE AND POLICIES
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

Alliance Bond Fund Corporate Bond Portfolio seeks primarily to maximize income over the long-term consistent with providing reasonable safety in the value of each shareholder's investment; secondarily, the Fund will seek capital appreciation. It invests primarily in a diversified portfolio of corporate bonds issued by domestic and foreign issuers that give promise of relatively attractive yields.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      16.59%         11.63%
Five Years                    13.34%         12.36%
Ten Years                     11.57%         11.09%
SEC Yield**                    7.26%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      15.80%         12.80%
Since Inception*              11.88%         11.88%
SEC Yield**                    6.87%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      15.80%         14.80%
Since Inception*               9.78%          9.78%
SEC Yield**                    6.87%


Average annual total returns reflect reinvestment of dividends and/or capital gain distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 1/8/93, Class B; 5/3/93, Class C.

**   SEC Yields are based on SEC guidelines and are calculated on 30 days ended
June 30, 1997.


4



ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
6/30/87 TO 6/30/97

CORPORATE BOND PORTFOLIO
CLASS A: $28,614
$30,000
$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000

LIPPER CORP. DEBT FUNDS BBB-RATED AVERAGE: $23,413

LBAGGREGATE INDEX: $23,283

$10,000
6/30/87  6/30/88  6/30/89  6/30/90  6/30/91
6/30/92  6/30/93  6/30/94  6/30/95  6/30/96  6/30/97

This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund Corporate Bond Portfolio Class A shares (from 6/30/87 to 6/30/97) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Aggregate Index is composed of the Mortgage-Backed Securities Index, the Asset-Backed Securities Index, and the combination Government/Corporate Bond Index.

The unmanaged Lipper Corporate Debt Funds BBB-Rated Average reflects performance of 129 mutual funds, only 20 of which have existed for the full 10-year period. These funds have generally similar investment objectives to Alliance Bond Fund Corporate Bond Portfolio, although the investment policies of some funds included in the average may vary.

When comparing Alliance Bond Fund Corporate Bond Portfolio to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.


Corporate Bond Portfolio
LBIndex Aggregate Index
Lipper Corp. Debt Funds BBB-Rated Avg.


5



PORTFOLIO OF INVESTMENTS
JUNE 30, 1997
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS(A)                                       (000)           VALUE
-------------------------------------------------------------------------
        CORPORATE DEBT OBLIGATIONS-46.8%
        BANKING-7.7%
BBB-    FBOP Capital Trust I
          10.20%, 2/06/27 (b)(c)                $23,000      $23,081,328
Baa3    Riggs Capital Trust II
          8.875%, 3/15/27 (b)(d)                 40,500       40,711,815
A3      Zions Institutional Capital Trust A
          8.536%, 12/15/26 (b)(d)                15,000       15,504,675
                                                             ------------
                                                              79,297,818

        COMMUNICATIONS-3.1%
BB+     TCI Communications Financing III
          9.65%, 3/31/27                         30,000       31,389,720

        FINANCIAL-14.0%
BBB-    Advanta Capital Trust I
          8.99%, 12/17/26 (b)(c)                 12,000       11,315,280
BBB-    Conesco Finance Trust II
          8.70%, 11/15/26                        21,600       22,179,010
        Conesco Finance Trust III
          8.796%, 4/01/27                        20,000       20,650,000
BB-     Dime Capital Trust I
          Series A
          9.33%, 5/06/27                         20,000       20,903,000
BBB     Renaissance Capital Trust
          8.54%, 3/01/27 (b)                     34,470       34,486,201
Aa3     Travelers Capital III
          7.625%, 12/01/36 (d)                   35,000       34,375,495
                                                             ------------
                                                             143,908,986

        INDUSTRIAL-2.1%
BB-     CSN Iron Brazil, S.A.
          9.125%, 6/01/07 (b)(c)                 20,000       19,460,000
NR      Taiwan Semiconductor
          Zero coupon, 7/03/02 (b)(c)             2,500        2,581,250
                                                             ------------
                                                              22,041,250

        INSURANCE-10.3%
BBB+    Arkwright CSN Trust
          9.625%, 8/15/26 (b)                    38,500       42,552,587
BBB-    Delphi Funding LLC
          Series A
          9.31%, 3/25/27                         25,000       25,765,425
Ca      Home Holdings, Inc.
          8.625%, 12/15/03 (d)(e)                45,765        9,610,650
BBB     Mutual Life Insurance Co.
          of New York
          11.25%, 8/15/24 (b)(f)                 25,000       27,135,000
                                                             ------------
                                                             105,063,662

        MEDIA-2.2%
NR      McCaw International, Ltd.
          13.00%, 4/15/07 (b)(f)                 46,750       22,673,750

        UTILITIES-7.4%
B+      Beaver Valley Funding Corp.
          9.00%, 6/01/17                         35,000       36,501,500
BB+     Beaver Valley Power Station
          8.33%, 12/01/07                         9,923       10,158,175
BBB-    Commonwealth Edison Co.
          6.40%, 10/15/05                        10,000        9,356,390
          7.625%, 1/15/07                        20,000       20,119,360
                                                             ------------
                                                              76,135,425

        Total Corporate Debt Obligations
          (cost $496,584,387)                                480,510,611

        YANKEES-26.5%
BBB-    Total Access Communication
          8.375%, 11/04/06 (b)                   30,000       29,100,000
BBB     MC Cuernavaca Trust
          9.25%, 7/25/01 (b)                     40,739       36,869,229
Caa     Grupo Mexicano de
          Desarrollo, S.A.
          8.25%, 2/17/01 (d)                     29,200       20,075,000
Baa3    Reliance Industries, Ltd.
          9.375%, 6/24/26 (b)(d)                 35,000       38,293,500
B2      Innova S de R.L.
          12.875%, 4/01/07 (b)(d)                18,000       18,922,500
BBB-    Telefonica de Argentina, S.A.
          11.875%, 11/01/04                      35,000       41,693,750
Baa3    Empresa Electrica
          Delaware Norte, S.A.
          7.75%, 3/15/06 (b)(d)                  22,000       21,516,000
A-      Empresa Nacional de Electricidad, S.A.
          7.875%, 2/01/27                        30,655       31,022,737
A3      Ras Laffan Liquefied Natural Gas
          8.294%, 3/15/14 (b)(d)                 33,000       34,596,078

        Total Yankees (cost $270,981,669)                    272,088,794


6



ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________


STANDARD                                      PRINCIPAL
& POOR'S                                        AMOUNT
RATINGS(A)                                       (000)           VALUE
-------------------------------------------------------------------------
        SOVEREIGN DEBT OBLIGATIONS-9.2%
        PANAMA-3.8%
BB+     Republic of Panama
          3.50%, 7/17/14                        $50,000      $38,625,000

        PERU-4.1%
NR      Republic of Peru FLIRB
          3.25%, 3/07/17 (d)                     70,000       41,825,000

        VENEZUELA-1.3%
Ba2     Republic of Venezuela
          6.75%, 3/31/07 (d)                     14,286       13,290,166
        Total Sovereign Debt Obligations
          (cost $90,342,742)                                  93,740,166

        U.S. GOVERNMENT OBLIGATIONS-5.7%
AAA     U.S. Treasury Bond
          6.50%, 11/15/26                        35,500       34,046,630
AAA     U.S. Treasury Strip
          Zero coupon, 2/15/11                   62,300       24,788,547
        Total U.S. Government Obligations
          (cost $58,503,388)                                  58,835,177


                                              PRINCIPAL
STANDARD                                        AMOUNT
& POOR'S                                         (000)
RATINGS(A)                                    OR SHARES          VALUE
-------------------------------------------------------------------------
        SOVEREIGN DEBT RELATED-4.9%
AA      Morgan Guaranty Trust Co.
          Indexed Note Linked Russian US$
          Vneshekonombank Loan Assignment
          14.00%, 8/15/97(g)
          (cost $49,087,500)                    $49,088      $49,617,645

        PREFERRED STOCK-2.3%
B1      Chevy Chase Capital Corp.
          Series A pfd.
          10.375% (d)
          (cost $22,451,934)                    438,600       23,245,800

        COMMERCIAL PAPER-0.9%
A1+     GE Capital Corp.
          5.50%, 7/01/97 (d)
          (amortized cost $9,489,000)            $9,489        9,489,000

        TOTAL INVESTMENTS-96.3%
          (cost $997,440,620)                                987,527,193
        Other assets less liabilities-3.7%                    38,406,735

        NET ASSETS-100%                                   $1,025,933,928


(a)  Unaudited.

(b) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 1997, these securities amounted to $418,799,193 or 40.8% of net assets.

(c)  Duff & Phelps rating.

(d)  Moody's rating.

(e)  Illiquid security, valued at fair value (see Note A).

(f) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(g) Principal amount represents par value at purchase date. The redemption value of this security is linked to the change in the bid price of the referenced emerging market debt.

     Glossary:
     FLIRB - Front loaded interest reduction bond
     NR    - Not rated

     See notes to financial statements.


7



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $997,440,620)       $  987,527,193
  Cash                                                               4,978,095
  Receivable for investment securities sold                         50,103,502
  Interest receivable                                               15,284,905
  Receivable for capital stock sold                                  6,290,848
  Dividends receivable                                                 568,807
  Total assets                                                   1,064,753,350

LIABILITIES
  Payable for investment securities purchased                       32,224,486
  Payable for capital stock redeemed                                 2,707,406
  Dividends payable                                                  2,324,337
  Distribution fee payable                                             620,459
  Advisory fee payable                                                 467,179
  Accrued expenses                                                     475,555
  Total liabilities                                                 38,819,422

NET ASSETS                                                      $1,025,933,928

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $       72,297
  Additional paid-in capital                                     1,070,586,984
  Undistributed net investment income                                1,077,850
  Accumulated net realized loss on investment transactions         (35,889,776)
  Net unrealized depreciation of investments                        (9,913,427)
                                                                $1,025,933,928

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($370,845,221/
    26,133,431 shares of capital stock issued and outstanding)          $14.19
  Sales charge-4.25% of public offering price                              .63
  Maximum offering price                                                $14.82

  CLASS B SHARES
  Net asset value and offering price per share ($480,326,301/
    33,848,573 shares of capital stock issued and outstanding)          $14.19

  CLASS C SHARES
  Net asset value and offering price per share ($174,762,406/
    12,315,459 shares of capital stock issued and outstanding)          $14.19


See notes to financial statements.


8



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1997
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                          $75,038,194
  Dividends                                           5,493,573
                                                                   $ 80,531,767

EXPENSES
  Advisory fee                                        4,886,295
  Distribution fee--Class A                             969,622
  Distribution fee--Class B                           4,109,485
  Distribution fee--Class C                           1,181,034
  Transfer agency                                     1,273,919
  Custodian                                             246,880
  Registration                                          159,538
  Printing                                              132,624
  Administrative                                        124,584
  Audit and legal                                       107,113
  Taxes                                                  42,919
  Directors' fees                                        10,569
  Miscellaneous                                          19,347
  Total expenses                                                     13,263,929
  Net investment income                                              67,267,838

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                       45,535,746
  Net change in unrealized depreciation of investments               12,490,228
  Net gain on investments                                            58,025,974

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $125,293,812


See notes to financial statements.


9



STATEMENT OF CHANGES
IN NET ASSETS
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

                                                    YEAR ENDED      YEAR ENDED
                                                  JUNE 30, 1997   JUNE 30, 1996
                                                 ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                          $   67,267,838   $ 55,214,973
  Net realized gain on investment transactions       45,535,746      9,409,977
  Net change in unrealized depreciation of
    investments                                      12,490,228     (1,446,864)
  Net increase in net assets from operations        125,293,812     63,178,086

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (28,663,265)   (22,018,218)
    Class B                                         (33,588,524)   (23,308,105)
    Class C                                          (9,618,790)    (5,153,555)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      273,894,910    162,746,223
  Total increase                                    327,318,143    175,444,431

NET ASSETS
  Beginning of year                                 698,615,785    523,171,354
  End of year (including undistributed net
    investment income of $1,077,850 and
    $5,680,591, respectively)                    $1,025,933,928   $698,615,785


See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of two portfolios: the Corporate Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The financial statements and notes include the operations of the Corporate Bond Portfolio (the "Portfolio") only. The Portfolio offers three classes of shares: Class A, Class B and Class C shares. Class A shares are currently sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of the significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last reported sales price on such exchange. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean of the closing bid and asked price as obtained from a recognized pricing service and brokers. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. TAXES
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discount as an adjustment to interest income.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to expiration of capital loss carryforwards, resulted in a net decrease in accumulated net realized loss on investment transactions and a corresponding decrease in additional paid-in capital. This reclassification had no affect on net assets.

5. USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at June 30, 1997 and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.


11



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Advisory Agreement, the Portfolio pays Alliance Capital Management L.P., (the "Adviser"), an advisory fee at a annual rate of .625 of 1% of the first $500 million and .50 of 1% in excess of $500 million of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $124,584 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended June 30, 1997.

The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $881,035 for the year ended June 30, 1997. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Portfolio's shares. The Distributor received front-end sales charges of $112,211 from the sale of Class A shares, and $668, $463,689 and $49,841 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C, respectively, for the year ended June 30, 1997.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the Portfolio's average daily net assets attributable to the Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $9,163,392 and $2,093,526, for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $2,303,306,860 and $2,122,929,391, respectively, for the year ended June 30, 1997. There were purchases of $559,014,607 and sales of $514,087,326 of U.S. government and government agency obligations for the year ended June 30, 1997. At June 30, 1997, the cost of securities for federal income tax purposes was $1,000,231,513. Accordingly, gross unrealized appreciation of investments was $25,451,666 and gross unrealized depreciation of investments was $38,155,986, resulting in net unrealized depreciation of $12,704,320. At June 30, 1997, the Portfolio had a capital loss carryforward for federal income tax purposes of $33,098,883 of which $14,295,126 expires in the year 1998; $258,361 expires in the year 2000; $15,028,057 expires in the year 2003 and $3,517,339 expires in the year 2004.

OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.


12



ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

For the year ended June 30, 1997, the Fund did not engage in any options transactions.

NOTE E: CAPITAL STOCK
There are 350,000,000 shares of $.001 par value capital stock authorized for the Portfolio, of which 250,000,000 shares are designated as Class A and 50,000,000 are designated each for Class B and Class C shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JUNE 30,       JUNE 30,      JUNE 30,        JUNE 30,
                         1997           1996          1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            7,284,369     5,346,878    $100,560,914    $ 71,873,295
Shares issued in
  reinvestment of
  dividends            1,088,659       863,496      15,092,550      11,552,038
Shares converted
  from Class B           882,859       290,778      12,218,491       3,878,519
Shares redeemed       (3,997,163)   (3,486,540)    (55,154,472)    (46,736,968)
Net increase           5,258,724     3,014,612    $ 72,717,483    $ 40,566,884

CLASS B
Shares sold           13,809,148    10,495,172    $190,717,837    $141,176,345
Shares issued in
  reinvestment of
  dividends            1,108,727       729,705      15,370,487       9,764,021
Shares converted
  to Class A            (882,859)     (290,799)    (12,218,491)     (3,878,519)
Shares redeemed       (5,635,584)   (4,169,007)    (77,903,904)    (56,009,933)
Net increase           8,399,432     6,765,071    $115,965,929    $ 91,051,914

CLASS C
Shares sold            9,879,749     3,778,824    $137,855,734    $ 50,939,949
Shares issued in
  reinvestment of
  dividends              356,660       151,683       4,970,992       2,030,186
Shares redeemed       (4,174,633)   (1,624,777)    (57,615,228)    (21,842,710)
Net increase           6,061,776     2,305,730    $ 85,211,498    $ 31,127,425


13



FINANCIAL HIGHLIGHTS
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED JUNE 30,
                                            ---------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $13.29       $12.92       $12.51       $14.15       $12.01

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           1.15(a)      1.26         1.19         1.11         1.25
Net realized and unrealized gain (loss)
  on investments                                 .97          .27          .36        (1.36)        2.13
Net increase (decrease) in net asset
  value from operations                         2.12         1.53         1.55         (.25)        3.38

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (1.22)       (1.16)       (1.14)       (1.11)       (1.24)
Dividends in excess of net investment income      -0-          -0-          -0-        (.03)          -0-
Distributions from net realized gains             -0-          -0-          -0-        (.25)          -0-
Total dividends and distributions              (1.22)       (1.16)       (1.14)       (1.39)       (1.24)
Net asset value, end of year                  $14.19       $13.29       $12.92       $12.51       $14.15

TOTAL RETURN
Total investment return based on net
  asset value (b)                              16.59%       12.14%       13.26%       (2.58)%      29.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $370,845     $277,369     $230,750     $219,182     $216,171
Ratio of expenses to average net assets         1.12%        1.20%        1.24%        1.30%        1.39%
Ratio of net investment income to
  average net assets                            8.34%        9.46%        9.70%        7.76%        9.29%
Portfolio turnover rate                          307%         389%         387%         372%         579%


See footnote summary on page 16.


14



ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS B
                                            ----------------------------------------------------------------
                                                                                                 JANUARY 8,
                                                                                                   1993(C)
                                                               YEAR ENDED JUNE 30,                   TO
                                            --------------------------------------------------    JUNE 30,
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $13.29       $12.92       $12.50       $14.15       $12.47

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           1.05(a)      1.15         1.11         1.02          .49
Net realized and unrealized gain (loss)
  on investments                                 .98          .29          .36        (1.37)        1.69
Net increase (decrease) in net asset
  value from operations                         2.03         1.44         1.47         (.35)        2.18

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (1.13)       (1.07)       (1.05)       (1.04)        (.50)
Dividends in excess of net investment income      -0-          -0-          -0-        (.01)          -0-
Distribution from net realized gains              -0-          -0-          -0-        (.25)          -0-
Total dividends and distributions              (1.13)       (1.07)       (1.05)       (1.30)        (.50)
Net asset value, end of period                $14.19       $13.29       $12.92       $12.50       $14.15

TOTAL RETURN
Total investment return based on net
  asset value (b)                              15.80%       11.38%       12.54%       (3.27)%      17.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $480,326     $338,152     $241,393     $184,129      $55,508
Ratio of expenses to average net assets         1.82%        1.90%        1.99%        2.00%        2.10%(d)
Ratio of net investment income to
  average net assets                            7.62%        8.75%        9.07%        7.03%        7.18%(d)
Portfolio turnover rate                          307%         389%         387%         372%         579%


See footnote summary on page 16.


15



FINANCIAL HIGHLIGHTS (CONTINUED)
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS C
                                            ----------------------------------------------------------------
                                                                                                   MAY 3,
                                                                                                  1993(C)
                                                             YEAR ENDED JUNE 30,                     TO
                                            --------------------------------------------------    JUNE 30,
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $13.29       $12.93       $12.50       $14.15       $13.63

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           1.04(a)      1.14         1.10         1.02          .16
Net realized and unrealized gain (loss)
  on investments                                 .99          .29          .38        (1.37)         .53
Net increase (decrease) in net asset
  value from operations                         2.03         1.43         1.48         (.35)         .69

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (1.13)       (1.07)       (1.05)       (1.05)        (.17)
Distribution from net realized gains              -0-          -0-          -0-        (.25)          -0-
Total dividends and distributions              (1.13)       (1.07)       (1.05)       (1.30)        (.17)
Net asset value, end of period                $14.19       $13.29       $12.93       $12.50       $14.15

TOTAL RETURN
Total investment return based on net
  asset value (b)                              15.80%       11.30%       12.62%       (3.27)%       5.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $174,762      $83,095      $51,028       50,860       $5,115
Ratio of expenses to average net assets         1.82%        1.90%        1.84%        1.99%        2.05%(d)
Ratio of net investment income to
  average net assets                            7.61%        8.74%        8.95%        6.98%        5.51%(d)
Portfolio turnover rate                          307%         389%         387%         372%         579%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period less than one year is not annualized.

(c)  Commencement of distribution.

(d)  Annualized.


16



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

We have audited the accompanying statement of assets and liabilities of Alliance Bond Fund Corporate Bond Portfolio (one of the portfolios comprising the Alliance Bond Fund, Inc.), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Bond Fund Corporate Bond Portfolio at June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
August 8, 1997


17



ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JAMES R. GREENE (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


18



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


19



ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

CBPAR